UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2008

PSB Holdings, Inc.
(Exact name of registrant as specified in its charter)

Federal	0-50970	42-1597948
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Main Street, Putnam, Connecticut	06260
(Address of principal executive offices)	(Zip Code)

(860) 928-6501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01        Other Events.

On September 15, 2008, Putnam Bank, the wholly owned subsidiary of PSB Holdings, Inc., entered into a definitive agreement with Savings Institute Bank & Trust to acquire a branch located in Gales Ferry, Connecticut.  As of September 15, 2008, the deposits of this branch aggregated approximately $3.5 million.

A press release issued by Putnam Bank on September 15, 2008 providing details of the purchase, is attached as Exhibit 99.1.

Item 9.01.       Financial Statements and Exhibits

(d)    Exhibits:

Exhibit No.	Description

                 99.1                         Press release dated September 15, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PSB HOLDINGS, INC.

Dated: September 15, 2008	By:	/s/ Thomas A. Borner
Thomas A. Borner
Chairman and Chief Executive Officer